Blue Sphere Corporation S-1/A

Exhibit 10.69

PLACEMENT AGENCY AGREEMENT

[__________], 2017

Blue Sphere Corporation

301 McCullough Drive, 4th Floor

Charlotte, North Carolina 28262

Ladies and Gentlemen:

This letter (the “Agreement”) constitutes the agreement among Maxim Group LLC (“Maxim” or the “Placement Agent”) and Blue Sphere Corporation (the “Company”), that the Placement Agent shall serve as the exclusive placement agent for the Company, on a “reasonable best efforts” basis, in connection with the proposed placement (the “Placement”) of a minimum of $500,000 (the “Minimum Offering Amount”), and a maximum of up to $5,000,000 (the “Maximum Offering Amount”), of shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), pre-funded warrants (the “Pre-Funded Warrants”) with the right to purchase one share of Common Stock at an exercise price of $0.01 per share, and warrants (the “Warrants” and, together with the Shares and the Pre-Funded Warrants, the “Securities”) with the right to purchase one share of Common Stock at an exercise price of $3.30 per share. The terms of the Placement and the Securities shall be mutually agreed upon by the Company and the purchasers (each, a “Purchaser” and collectively, the “Purchasers”) and nothing herein shall be construed to provide either that the Placement Agent have the power or authority to bind the Company or any Purchaser or an obligation for the Company to issue any Securities or complete the Placement. This Agreement and the documents executed and delivered by the Company and the Purchasers in connection with the Placement shall be collectively referred to herein as the “Transaction Documents.” The date of the closing of the Placement (the “Closing”) shall be referred to herein as the “Closing Date.” The Company expressly acknowledges and agrees that the Placement Agent’s obligations hereunder are on a reasonable best efforts basis only and that the execution of this Agreement does not constitute a commitment by the Placement Agent to purchase the Securities and does not ensure the successful placement of the Securities or any portion thereof or the success of the Placement Agent with respect to securing any other financing on behalf of the Company. The Placement Agent may retain other brokers or dealers to act as sub-agents or selected-dealers on their behalf in connection with the Placement. The sale of the Securities to any Purchaser will be evidenced by a purchase agreement (the “Securities Purchase Agreement”) between the Company and such Purchasers in a form reasonably acceptable to the Company and the Placement Agent, in the form attached hereto as Exhibit D. Capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Securities Purchase Agreement. Prior to the signing of any Securities Purchase Agreement, officers of the Company will be reasonably available to answer inquiries from prospective Purchasers.

Notwithstanding anything herein to the contrary, in the event the Placement Agent determine that any of the terms provided for hereunder shall not comply with a FINRA rule, including but not limited to FINRA Rule 5110, then the Company shall enter into an amendment to this Agreement in writing upon the request of the Placement Agent that is drafted as narrowly as practicable to comply with any such rules; provided that any such amendment shall not provide for terms that are less favorable to the Company.

Section 1        COMPENSATION. As compensation for the services provided by the Placement Agent hereunder, the Company agrees as follows:

(A)      To pay to the Placement Agent a cash fee equal to eight percent (8.0%) of the gross proceeds received by the Company in the Placement, which shall be paid at the Closing of the Placement from the gross proceeds of the Securities sold and shall be paid directly to the Placement Agent; and

(B)       The Company shall, on the Closing Date, grant to the Placement Agent (and/or its designees) warrants (the “Placement Agent Warrants”) to purchase up to an aggregate number of shares of Common Stock equal to three and one-half percent (3.5%) of the Shares and Pre-Funded Warrants sold in the Placement. The Placement Agent Warrants shall be exercisable, in whole or in part, commencing 180 days from the date of issuance at an initial exercise price of $3.75 per share of Common Stock, which is equal to one hundred and twenty five percent (125%) of the offering price of the Common Stock, and shall expire on the three-year anniversary of the date of the commencement of sales of Securities under this Agreement. The Placement Agent Warrants shall not be redeemable. The Company will register the shares of Common Stock underlying the Placement Agent Warrants under the Securities Act of 1933, as amended (the “Securities Act”), and will file all necessary undertakings in connection therewith. The Placement Agent will also be entitled to customary demand and “piggyback” rights pursuant to FINRA Rule 5110. The Placement Agent Warrants may not be sold, transferred, assigned, pledged or hypothecated, or be the subject of any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of the Placement Agent Warrant by any person for a period of 180 days following the date of issuance pursuant to FINRA Rule 5110(g)(1), except as provided in FINRA Rule 5110(g)(2). The Placement Agent Warrants may be exercised as to all or a lesser number of shares of Common Stock, and will provide for “cashless” exercise.

Section 2        REGISTRATION STATEMENT. The Company represents and warrants to, and agrees with, the Placement Agent that:

(A)      The Company has prepared and filed in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the published rules and regulations thereunder (the “Rules”) adopted by the Securities and Exchange Commission (the “Commission”), a Registration Statement (as defined below) on Form S-1 (Registration No. 333-215110), including a Preliminary Prospectus (as defined below) relating to the Securities, the Placement Agent Warrants, and the Common Stock underlying the Warrants, the Pre-Funded Warrants and the Placement Agent Warrants (collectively, the “Warrant Shares”), and such amendments thereof as may have been required to the date of this Agreement. Copies of such Registration Statement (including all amendments thereof), and of the related Preliminary Prospectus have heretofore been delivered by the Company to the Placement Agent. The term “Preliminary Prospectus” means any preliminary prospectus included at any time as a part of the Registration Statement or filed with the Commission by the Company pursuant to Rule 424(a) under the Securities Act. The term “Registration Statement” as used in this Agreement means the initial registration statement (including all exhibits, financial schedules and all documents and information deemed to be a part thereof through incorporation by reference or otherwise), as amended at the time and on the date it is declared effective by the Commission (the “Effective Date”), including the information (if any) contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act and deemed to be part thereof at the time of effectiveness pursuant to Rule 430A under the Securities Act. If the Company has filed an abbreviated registration statement to register additional Securities pursuant to Rule 462(b) under the Rules (the “462(b) Registration Statement”), then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement. The term “Prospectus” as used in this Agreement means the prospectus in the form included in the Registration Statement at the time of effectiveness or, if Rule 430A under the Securities Act is relied on, the term Prospectus shall also include the final prospectus filed with the Commission pursuant to and within the time limits described in Rule 424(b) under the Securities Act.

(B)       On the Effective Date, the Registration Statement complied, and on the date of the Prospectus, the date any post-effective amendment to the Registration Statement becomes effective, the date any supplement or amendment to the Prospectus is filed with the Commission, and the Closing Date, the Registration Statement and the Prospectus (and any amendments thereof or supplements thereto) will comply, in all material respects, with the requirements of the Securities Act and the Rules. At the Effective Date, the Registration Statement and any post-effective amendment thereto did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Each of (i) the General Disclosure Package (as defined below) as of the Applicable Time and at the Closing Date and (ii) the Prospectus, as amended or supplemented, as of its date, at the time of filing pursuant to Rule 424(b) under the Securities Act and at the Closing Date, did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing or anything herein to the contrary, none of the representations and warranties set forth above in this Section 2(B) shall apply to statements in, or omissions from, the Registration Statement, the General Disclosure Package any Preliminary Prospectus or the Prospectus made in reliance upon, and in conformity with, information herein or otherwise furnished in writing by the Placement Agent specifically for use in the Registration Statement, the General Disclosure Package any Preliminary Prospectus or the Prospectus, as the case may be. With respect to the preceding sentence, the Company acknowledges that the only information furnished in writing by the Placement Agent for use in the Registration Statement, the General Disclosure Package, any Preliminary Prospectus or the Prospectus consists solely of the names of the Placement Agent and the disclosure contained in the “Electronic Distribution” subsections of the “Plan of Distribution” section of the Prospectus (the “Placement Agent Information”). Each Preliminary Prospectus delivered to the Placement Agent for use in connection with the Placement and the Prospectus was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. The Prospectus, any Preliminary Prospectus and any supplement thereto or prospectus wrapper prepared in connection therewith, at their respective times of issuance and at the Closing Date, complied and will comply in all material respects with any applicable laws or regulations of foreign jurisdictions in which the Prospectus and such Preliminary Prospectus, as amended or supplemented, if applicable, are distributed in connection with the offer and sale of Securities.

As used in this Section and elsewhere in this Agreement:

“Applicable Time” means [___] a.m. EST on the date of this Agreement.

“General Disclosure Package” means the Statutory Prospectus and each Issuer Free Writing Prospectus.

“Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules) prepared by or on behalf of the Company or used or referred to by the Company in connection with the Placement, each of which is listed on Schedule I hereto.

“Marketing Materials” means any electronic road show or investor presentation (including without limitation any “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act) delivered to and approved by the Placement Agent for use in connection with the marketing of the Placement.

“Statutory Prospectus” means the Preliminary Prospectus relating to the Securities in the Placement that is included in the Registration Statement immediately prior to the Applicable Time.

(C)       Other than the Registration Statement, the General Disclosure Package, Preliminary Prospectus and the Prospectus, the Company has not prepared, used, authorized, approved or referred to – and will not prepare, use, authorize, approve or refer to – any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy Securities other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Schedule I hereto, the Marketing Materials and any other written communications approved in writing in advance by the Placement Agent.

(D)       The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of any Preliminary Prospectus, the Prospectus or any “free writing prospectus”, as defined in Rule 405 under the Rules, has been issued by the Commission and, to the knowledge of the Company, no proceedings for that purpose have been instituted or are threatened under the Securities Act. Any required filing of any Preliminary Prospectus and/or the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules has been or will be made in the manner and within the time period required by such Rule 424(b) (without reliance on Rule 424(b)(8)). Any material required to be filed by the Company pursuant to Rule 433(d) or Rule 163(b)(2) of the Rules has been or will be made in the manner and within the time period required by such Rules.

(E)       Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of Securities or until any earlier date that the Company notified or notifies the Placement Agent as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict in any material respect, with the information contained in the Registration Statement, the General Disclosure Package or the Prospectus.

If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict in any material respect with the information contained in the Registration Statement, the General Disclosure Package or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading, the Company has promptly notified or will promptly notify the Placement Agent and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

Notwithstanding the foregoing, the Company makes no representation or warranty in this Section 2(E) with respect to any statements or omissions made in reliance upon and in conformity with the Placement Agent Information.

Section 3       REPRESENTATIONS AND WARRANTIES INCORPORATED BY REFERENCE. Each of the representations and warranties (together with any related disclosure schedules thereto) made by the Company to the Purchasers in Section 2.1 of the Securities Purchase Agreement, is hereby incorporated herein by reference (as though fully restated herein) and is, as of the date of this Agreement, hereby made to, and in favor of, the Placement Agent.

Section 4       REPRESENTATIONS OF THE PLACEMENT AGENT. The Placement Agent represents and warrants and/or agrees (as the case may be) as of the date of this letter and as of the Closing, that it:

(i)       is a member in good standing of FINRA;

(ii)      is registered as a broker/dealer under the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

(iii)     is licensed as a broker/dealer under the laws of the States applicable to the offers and sales of Securities by the Placement Agent;

(iv)     is and will be a limited liability company duly formed and validly existing under the laws of the State of Delaware; and

(v)      has full power and authority to enter into and perform its obligations under this Agreement.

The Placement Agent will immediately notify the Company in writing of any change in its status as such. The Placement Agent covenants that it will conduct the Placement hereunder in compliance with the provisions of this Agreement and the requirements of applicable law, including the rules and regulations under the Securities Act.

Section 5        ENGAGEMENT TERM. The Placement Agent’s engagement hereunder will expire on the earlier of (i) the final Closing Date of the Placement and (ii) August 15, 2017 (such date, the “Termination Date”). In the event, however, in the course of the Placement Agent’s performance of due diligence they deem it necessary to terminate the engagement, the Placement Agent may do so prior to the Termination Date and upon immediate written notice. If, within twelve (12) months after the Termination Date, the Company completes any financing of equity, equity-linked or debt or other capital raising activity of the Company (except for the exercise by any person or entity of any options, warrants or other convertible securities) with any of the purchasers who were first introduced to the Company in connection with the financing contemplated hereby by the Placement Agent, then the Company will pay to the Placement Agent upon the closing of such financing the compensation set forth in Section 1 herein (the “Termination Fee”); provided that no such Termination Fee shall be payable if Placement Agent has terminated the Placement pursuant to this section. Notwithstanding anything to the contrary contained herein, the provisions concerning confidentiality, indemnification, contribution and the Company’s obligations to pay fees and reimburse expenses contained herein and the Company’s representations and warranties and obligations contained in the Indemnification Provisions will survive any expiration or termination of this Agreement, irrespective of whether a Closing occurs. All such fees and reimbursements due shall be paid to the Placement Agent on or before the Termination Date (in the event such fees and reimbursements are earned or owed as of the Termination Date) or upon the Closing of the Placement or any applicable portion thereof (in the event such fees are due pursuant to the terms of Section 1 hereof). The Placement Agent agrees, severally and not jointly, not to use any confidential information concerning the Company provided to them by the Company for any purposes other than those contemplated under this Agreement.

SECTION 6     DEPOSITS INTO ESCROW. Upon receipt by the Placement Agent of any cash for the purchase of Securities, the Placement Agent shall forward such cash to U.S. Bank National Association, acting as escrow agent, by 12:00 noon on the next business day for deposit into the escrow account established by the escrow agent. Each such deposit shall be accompanied by appropriate subscription information, an accounting of all subscriptions received and accepted by the Placement Agent as of that date, and instructions regarding the investment of the deposited funds. All funds so deposited will remain the property of the purchasers according to their respective interests and shall not be subject to any lien or charge by the escrow agent or by judgment or creditors’ claims against the Company until released or eligible to be released to the Company.

Section 7       PLACEMENT AGENT’S INFORMATION. The Company agrees that any information or advice rendered by the Placement Agent in connection with this engagement is for the confidential use of the Company only in their evaluation of the Placement and, except as otherwise required by law, the Company will not disclose or otherwise refer to the advice or information (other than references to the historical fact of the Placement) in any manner without the Placement Agent’s prior written consent.

Section 8       NO FIDUCIARY RELATIONSHIP. This Agreement does not create, and shall not be construed as creating rights enforceable by any person or entity not a party hereto, except those entitled hereto by virtue of the Indemnification Provisions hereof. The Company acknowledges and agrees that the Placement Agent are not and shall not be construed as a fiduciary of the Company and shall have no duties or liabilities to the equity holders or the creditors of the Company or any other person by virtue of this Agreement or the retention of the Placement Agent hereunder, all of which are hereby expressly waived.

Section 9       CLOSING. The obligations of the Placement Agent, and the Closing of the sale of the Securities hereunder, are subject to the accuracy, when made and on the Closing Date, of the representations and warranties on the part of the Company and its subsidiaries contained herein and in the Securities Purchase Agreement, to the accuracy of the statements of the Company and its subsidiaries made in any certificates pursuant to the provisions hereof or thereof, to the performance by the Company and its subsidiaries of their obligations hereunder and thereunder, and to each of the following additional terms and conditions:

(A)       The Registration Statement has become effective and the Prospectus shall have been timely filed with the Commission pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by the Rules, and any material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act shall have been timely filed with the Commission in accordance with such rule.

(B)       No order preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Commission and the Placement Agent. If the Company has elected to rely upon Rule 430A, Rule 430A information previously omitted from the effective Registration Statement pursuant to Rule 430A shall have been filed with the Commission pursuant to Rule 424(b) within the prescribed time period (without reliance on Rule 424(b)(8)) and the Company shall have provided evidence satisfactory to the Placement Agent of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A.

(C)       The representations and warranties of the Company contained in this Agreement and in the certificates delivered pursuant to Section 8(E) shall be true and correct when made and on and as of each Closing Date as if made on such date. The Company shall have performed in all material respects all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by it at or before such Closing Date.

(D)       The Placement Agent shall not have reasonably determined, and advised the Company, that the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto contains any untrue statement of fact which, in the Placement Agent’s reasonable opinion, is material, or omits to state a fact which, in the Placement Agent’s reasonable opinion, is material and is required to be stated therein or necessary to make the statements therein not misleading.

(E)       The Placement Agent shall have received as of the Closing Date a certificate, addressed to the Placement Agent and dated such Closing Date, of the chief executive officer and chief financial officer of the Company to the effect that: (i) the representations, warranties and agreements of the Company in this Agreement and in the Securities Purchase Agreement were true and correct when made and are true and correct as of such Closing Date; (ii) the Company has performed in all material respects all covenants and agreements and satisfied all conditions contained herein and therein; (iii) they have carefully examined the Registration Statement, the Prospectus, the General Disclosure Package, and any individual Issuer Free Writing Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and Prospectus did not include, and as of the Applicable Time, neither (x) the General Disclosure Package, nor (y) any individual Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, included, any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or otherwise required an amendment to the Registration Statement, the General Disclosure Package or the Prospectus; (iv) the Securities (other than the Pre-Funded Warrants) and the Warrant Shares have been approved for listing on The NASDAQ Capital Market; (v) no stop order suspending the effectiveness of the Registration Statement has been issued and, to their knowledge, no proceedings for that purpose have been instituted or are pending under the Securities Act; and (vi) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus there has not been any event that is reasonably likely to result in a material adverse effect on the (x) assets, properties, condition (financial or otherwise), results of operations, business affairs or stockholders’ equity (as described in the Registration Statement, the General Disclosure Package and the Prospectus) of the Company and its subsidiaries considered as a whole, (y) the long-term debt or capital stock of the Company, or (iii) the consummation of the Placement or consummation of any of the other transactions contemplated by this Agreement (any such effect being a “Material Adverse Effect”), whether or not arising from transactions in the ordinary course of business.

(F)       The Placement Agent shall have received as of the Closing Date a certificate, addressed to the Placement Agent and dated such Closing Date, of the secretary of the Company to the effect that: (i) attached to such certificate is a true and complete copy of the certificate of incorporation of the Company, together with all amendments thereto, and that such certificate of incorporation has not been modified since the date shown on the attached certificate of incorporation and such certificate of incorporation is in full force and effect as of the date thereof; (ii) attached to such certificate is a true and complete copy of the bylaws of the Company, together with all amendments thereto, and that such bylaws have not been modified since the date shown on the attached bylaws and such bylaws are in full force and effect as of the date thereof; (iii) attached to such certificate are true, complete and correct copies of the resolutions duly and validly adopted by the board of directors of the Company approving and authorizing the Placement, that such resolutions have not been amended, suspended, modified, rescinded or revoked, and remain in full force and effect as of the date thereof, and such resolutions are the only resolutions adopted by the Company’s board of directors relating to the Placement; (iv) attached to such certificate are true and correct certificates of good standing or equivalent certificates of the Company and its subsidiaries in such jurisdictions as the Placement Agent shall reasonably request; and (v) such officer certifies the signatures of the officers of the Company executing documents in connection with the transactions contemplated by this Agreement and the signatures appearing opposite their respective names are the true and genuine signatures of such officers as of the date thereof.

(G)       The Placement Agent shall have received: (i) simultaneously with the execution of this Agreement a signed letter from the Auditor addressed to the Placement Agent and dated the date of this Agreement, in form and substance reasonably satisfactory to the Placement Agent, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the General Disclosure Package or the Prospectus, and (ii) on the Closing Date, a signed letter from the Auditor addressed to the Placement Agent and dated the date of such Closing Date, in form and substance reasonably satisfactory to the Placement Agent containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

(H)       The Placement Agent shall have received as of the Closing Date the favorable opinion, dated as of such Closing Date, of Thompson Hine LLP, as counsel to the Company, and addressed to the Placement Agent, in form and substance reasonably satisfactory to counsel for the Placement Agent.

(I)        There shall have been furnished to the Placement Agent the negative assurance letter of Harter Secrest & Emery LLP, as counsel to the Placement Agent, dated as of such Closing Date, and addressed to the Placement Agent, in form and substance reasonably satisfactory to the Placement Agent.

(J)        Each item required to be delivered in accordance with this Section 8 shall be reasonably satisfactory in form and substance to the Placement Agent and their counsel.

(K)       The Placement Agent shall have received copies of the Lock-up Agreements in form and substance reasonably satisfactory to counsel for the Placement Agent executed by each entity or person listed on Schedule II hereto (the “Lock-up Agreements”).

(L)       The Company shall have entered into that certain Escrow Agreement with U.S. Bank National Association, in substantially the form attached hereto as Exhibit A.

(M)      The Company shall have entered into that certain Warrant Agreement with [__________], in substantially the form attached hereto as Exhibit B.

(N)       On the Closing Date, there shall have been issued to the Placement Agent, a Placement Agent Warrant in the form attached hereto as Exhibit C.

(O)       The Securities (other than the Pre-Funded Warrants) and the Warrant Shares shall have been approved for listing on The NASDAQ Capital Market, subject only to the official notice of issuance, and satisfactory evidence of such action shall have been provided to the Placement Agent. The Company shall have taken no action designed to, or likely to have the effect of terminating the registration of the Common Stock and Warrants under the Exchange Act or delisting or suspending from trading the Securities (other than the Pre-Funded Warrants) or the Warrant Shares from The NASDAQ Capital Market, nor has the Company received any information suggesting that the Commission or The NASDAQ Capital Market is contemplating terminating such registration or listing. The Securities and the Warrant Shares shall be DTC eligible.

(P)       Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus: (i) there shall not have been any material change in the capital stock of the Company or any material change in the long-term debt of the Company or its subsidiaries, (ii) except as set forth or contemplated by the Registration Statement, the General Disclosure Package and the Prospectus, no material oral or written agreement or other transaction shall have been entered into by the Company that is not in the ordinary course of business or that could reasonably be expected to result in a material reduction in the future earnings of the Company, (iii) no loss or damage (whether or not insured) to the property of the Company shall have been sustained that had or could reasonably be expected to have a Material Adverse Effect, (iv) no legal or governmental action, suit or proceeding affecting the Company or any of its properties that is material to the Company or that affects or could reasonably be expected to affect the transactions contemplated by this Agreement shall have been instituted or threatened and (v) there shall not have been any material change in the assets, properties, condition (financial or otherwise), results of operations, business affairs, business prospects or stockholders’ equity of the Company or its subsidiaries considered as a whole that makes it impractical or inadvisable in the Placement Agent’s judgment to proceed with the Placement as contemplated hereby.

(Q)       FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the terms and agreements in connection with this Agreement and the Placement.

(R)       The Company shall have entered into a Securities Purchase Agreement with each of the Purchasers and such agreements shall be in full force and effect and shall contain representations, warranties and covenants of the Company as agreed between the Company and the Purchasers.

(S)       The Company shall have furnished or caused to be furnished to the Placement Agent such further customary certificates or documents as the Placement Agent shall have reasonably requested.

If any of the conditions specified in this Section 8 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Placement Agent or to counsel to the Placement Agent pursuant to this Section 8 shall not be reasonably satisfactory in form and substance to the Placement Agent and counsel to the Placement Agent, then the obligations of the Placement Agent to consummate the Closing hereunder may be cancelled by the Placement Agent at, or at any time prior to, the consummation of the Closing. Notice of such cancellation shall be given to the Company in writing or orally. Any such oral notice will be confirmed promptly thereafter by written, electronic or facsimile notice.

Section 10      COVENANTS AND OTHER AGREEMENTS OF THE COMPANY.

(A)    The Company covenants and agrees as follows:

(i)         The Registration Statement and any amendments thereto have been declared effective. The Company shall prepare the Prospectus in a form approved by the Placement Agent and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by the Rules. The Company will file with the Commission all Issuer Free Writing Prospectuses in the time and manner required under Rules 433(d) or 163(b)(2), as the case may be.

(ii)        The Company shall cause to be prepared and delivered to the Placement Agent, at its expense, within two (2) business days from the date of this Agreement, an Electronic Prospectus to be used by the Placement Agent in connection with the Placement. As used herein, the term “Electronic Prospectus” means a form of prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Placement Agent, that may be transmitted electronically by the Placement Agent to offerees and purchasers of the Securities for at least the period during which a prospectus relating to the Securities is required to be delivered under the Securities Act or the Exchange Act; (ii) it shall disclose the same information as the paper prospectus and prospectus filed pursuant to EDGAR, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Placement Agent, that will allow recipients thereof to store and have continuously ready access to the prospectus at any future time, without charge to such recipients (other than any fee charged for subscription to the Internet as a whole and for online time).

(iii)      If the Company elects to rely on Rule 462(b) under the Securities Act, the Company will both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 of the Securities Act.

(iv)      The Company shall promptly advise the Placement Agent in writing (A) when any post-effective amendment to the Registration Statement shall have become effective or any supplement to the Prospectus shall have been filed, (B) of the receipt of any comments of, or any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or any “free writing prospectus”, as defined in Rule 405 of the Rules, or the institution or threatening of any proceeding for that purpose and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall not file any amendment of the Registration Statement or supplement to the Prospectus or any Issuer Free Writing Prospectus unless the Company has furnished the Placement Agent a copy for its review at least forty eight (48) prior to filing and shall not file any such proposed amendment or supplement to which the Placement Agent reasonably objects. The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

(v)       If, at any time when a prospectus relating to the Securities (or, in lieu thereof, the notice referred to in Rule 173(a) of the Rules) is required to be delivered under the Securities Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to the second sentence of Section 9(A)(iv), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

(vi)      If at any time following issuance of an Issuer Free Writing Prospectus there occurs an event or development as a result of which such Issuer Free Writing Prospectus would conflict with the information contained in the Registration Statement or would include an untrue statement of a material fact or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading, the Company will promptly notify the Placement Agent and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(vii)     The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period that shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules; provided that the Company will be deemed to have furnished such statement to its security holders to the extent it is filed on the EDGAR system.

(viii)    The Company shall furnish to the Placement Agent and counsel for the Placement Agent, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and, so long as delivery of a prospectus by a Placement Agent or dealer may be required by the Securities Act or the Rules, as many copies of any Issuer Free Writing Prospectus and the Prospectus and any amendments thereof and supplements thereto as the Placement Agent may reasonably request. If applicable, the copies of the Registration Statement, any Issuer Free Writing Prospectus and Prospectus and each amendment and supplement thereto furnished to the Placement Agent will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(ix)       The Company shall use its best efforts to maintain the effectiveness of the Registration Statement and a current Prospectus relating thereto for as long as the Warrants and the Placement Agent Warrants remain outstanding. During any period when the Company fails to have maintained an effective Registration Statement or a current Prospectus relating thereto and a holder of a Warrant or Placement Agent Warrant desires to exercise such warrant and, in the opinion of counsel to the holder, Rule 144 is not available as an exemption from registration for the resale of the Warrant Shares, the Company shall immediately file a registration statement registering the resale of the Warrant Shares and use its best efforts to have it declared effective by the Commission within forty five (45) days.

(x)        The Company shall cooperate with the Placement Agent and counsel for the Placement Agent in endeavoring to qualify the Securities for offer and sale in connection with the Placement under the laws of such jurisdictions as the Placement Agent may designate and shall maintain such qualifications in effect so long as required for the distribution of the Securities; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

(xi)       The Company, during the period when the Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules) is required to be delivered under the Securities Act and the Rules or the Exchange Act or while any Warrants or Placement Agent Warrants remain outstanding, will file all reports and other documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the regulations promulgated thereunder.

(xii)      The Company shall, during the term of the Lock-Up Agreements, enforce the terms thereof and impose stop-transfer restrictions on any sale or other transfer or disposition of Company securities in violation of the Lock-Up Agreements.

(xiii)     On or before completion of this Placement, the Company shall make all filings required under applicable securities laws and by The NASDAQ Capital Market (including any required registration under the Exchange Act).

(xiv)     The Company will issue no press release or other communications directly or indirectly and hold no press conference with respect to the Company, its condition, financial or otherwise, or its earnings, business affairs or business prospects, or the Placement for a period of time ending on the first business day following the fortieth (40th) day following the Closing Date, without the prior written consent of the Placement Agent other than normal and customary releases issued in the ordinary course of the Company’s business or as required by law.

(xv)     The Company will apply the net proceeds from the Placement in the manner set forth under “Use of Proceeds” in the Prospectus.

(xvi)    The Company will use its best efforts to effect and maintain the listing of the Securities and the Warrant Shares on The NASDAQ Capital Market for at least three years after the Closing Date.

(xvii)   Except with respect to (x) the issuance of securities pursuant to the exercise or conversion of outstanding options or warrants or other rights to receive securities of the Company that exist as of the Closing Date; or (y) the issuance of securities pursuant to an equity incentive plan, during the ninety (90) days following the Closing Date, the Company will not undertake any public or private offerings of any equity securities of the Company without the prior written consent of the Placement Agent, which consent will not be unreasonably withheld.

(xviii)      The Company will not take, and will cause its affiliates (as such term is defined by Rule 144 of the Securities Act) not to take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the prices of any security to facilitate the sale or resale of the Securities.

(xix)         For so long as it is legally required to do so, the Company will use its best efforts to comply in all material respects with all applicable provisions of the Sarbanes-Oxley Act that are in effect.

(B)       The Company agrees to pay, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the Placement, including the reimbursement of the Placement Agent for its out-of-pocket expenses in connection with the Placement, subject to a cap of $50,000 in the aggregate, including but not limited to the fees of the Placement Agent’s legal counsel, Harter Secrest & Emery LLP, and the performance of the obligations of the Company under this Agreement including those relating to: (i) the preparation, printing, reproduction filing and distribution of the Registration Statement including, but not limited to, all exhibits thereto, each Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, all amendments and supplements thereto, and the printing, filing and distribution of this Agreement; (ii) the preparation and delivery of certificates for the Securities to the Purchasers, if any; (iii) the registration or qualification of the Securities, the Placement Agent Warrants and/or the Warrant Shares for offer and sale under the securities or Blue Sky laws of the various requisite jurisdictions, including the reasonable fees and disbursements of counsel for the Placement Agent in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iv) the furnishing (including costs of shipping and mailing) to the Placement Agent of copies of each Preliminary Prospectus, the Prospectus and all amendments or supplements to the Prospectus, any Issuer Free Writing Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use by the Placement Agent or by dealers to whom Securities may be sold in connection with the Placement; (v) the filing fees of FINRA in connection with its review of the terms of the Placement and reasonable fees and disbursements of counsel for the Placement Agent in connection with such review; and (vi) inclusion of the Securities and the Warrant Shares for listing on The NASDAQ Capital Market. The reimbursement of expenses described in this Section 9(B) shall be in addition to the fees in Section 1. Except to the extent otherwise expressly provided for in this Section 9(B), the Placement Agent shall pay its own costs and expenses, including the fees and expenses of legal counsel in connection with the Placement.

(C)       [Reserved.]

(D)       The Company represents and agrees that, unless it obtains the prior written consent of the Placement Agent, and the Placement Agent represents and agrees that, unless it obtains the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the Securities Act, required to be filed with the Commission; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the free writing prospectuses included in Schedule I. Any such free writing prospectus consented to by the Company and the Placement Agent is hereinafter referred to as a “Permitted Free Writing Prospectus.” Each of the Company and the Placement Agent represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping.

(E)       During a period of ninety (90) days from the date of the Prospectus, the Company will not, without the prior written consent of the Placement Agent, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the Securities Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Registration Statement or the General Disclosure Package, or (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing equity incentive plans or employee benefit plans of the Company referred to in the Registration Statement or the General Disclosure Package provided that such options shall not be vested and exercisable within the ninety (90) day period referred to above (unless such shares are subject to a Lock-Up Agreement).

Section 11     INDEMNIFICATION.

(A)       Subject to the conditions set forth below, the Company agrees to indemnify, defend and hold harmless the Placement Agent, their respective affiliates, directors and officers and employees, and each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities to which the Placement Agent or such persons may become subject, under the Securities Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to Rules 430A and 430B of the Rules and Regulations, or arise out of or are based upon the omission from the Registration Statement, or alleged omission to state therein, a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) an untrue statement or alleged untrue statement of a material fact contained in the General Disclosure Package, the Prospectus, or any amendment or supplement thereto (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Registration Statement or the Prospectus), any Issuer Free Writing Prospectus, or the Marketing Materials, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse the Placement Agent and such persons for their reasonable legal or other out of pocket expenses reasonably incurred and documented by them in connection with evaluating, investigating or defending against such loss, claim, damage, liability or action; provided, however, that (y) the Company will only be obligated to reimburse the Placement Agent for the cost and expense of one counsel (in addition to any local counsel) and provided further that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the General Disclosure Package, the Prospectus, or any amendment or supplement thereto or any Issuer Free Writing Prospectus, in reliance upon and in conformity with the Placement Agent Information; and (z) with respect to any untrue statement or omission or alleged untrue statement or omission made in the Preliminary Prospectus, if any, the indemnity agreement contained in this Section 10(A) shall not inure to the benefit of the Placement Agent to the extent that any losses, claims, damages or liabilities of the Placement Agent results from the fact that a copy of the Preliminary Prospectus was not given or sent to the person asserting any such loss, claims, damage or liability at or prior to the written confirmation of sale of Securities to such person as required by the Securities Act and the rules and regulations thereunder, and if the untrue statement or omission has been corrected in the Prospectus, unless such failure to deliver the Prospectus was a result of non-compliance by the Company with its obligations under this Agreement. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(B)       The Placement Agent agrees to indemnify and hold harmless (i) the Company, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and (ii) each director of the Company, and each officer of the Company who signs the Registration Statement, against any losses, claims, damages or liabilities to which such party may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with the Placement Agent Information and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with evaluating, investigating or defending any such action or claim as such expenses are incurred; provided, however, that the obligation of the Placement Agent to indemnify the Company (including any controlling person, director or officer thereof) shall be limited to the amount of the fees and commissions to the Placement Agent applicable to Securities to be purchased in the Placement.

(C)       Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 10(A) or 10(B) shall be available to any party who shall fail to give notice as provided in this Section 10(C) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with one firm of legal counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have been advised by counsel that there may be one or more legal defenses reasonably available to it which are different from or in addition to those available to the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of not more than one counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, and proceeding or claim effected without its written consent, which consent shall not be unreasonably withheld or delayed. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

Section 12     CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 10(A) or 10(B) is due in accordance with its terms but for any reason is unavailable or insufficient to hold harmless an indemnified party in respect to any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate losses, liabilities, claims, damages and expenses (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by any person entitled hereunder to contribution from any person who may be liable for contribution) incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Placement Agent, on the other hand, from the Placement pursuant to this Agreement or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company, on the one hand, and the Placement Agent, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above shall be deemed to include any reasonable legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 11, the Placement Agent shall not be required to contribute any amount in excess of the fees and commissions to the Placement Agent applicable to Securities purchased in the Placement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 11, each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Placement Agent, and each director or partner of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 11, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section 11. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. The Placement Agent’s obligations to contribute pursuant to this Section 11 are several in proportion to their respective commitments hereunder and not joint.

Section 13     GOVERNING LAW. This Agreement, and any dispute, claim or action arising under or in any way relating to this Agreement, will be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely in such State, without regard for conflict of law principles thereof. This Agreement may not be assigned by any party without the prior written consent of the other parties. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. Any right to trial by jury with respect to any dispute arising under this Agreement or any transaction or conduct in connection herewith is knowingly, voluntarily and irrevocably waived to the fullest extent permitted by applicable law. Each of the Placement Agent and the Company: (i) submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in the City of New York in any suit, action or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby, (ii) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consents to the jurisdiction of the Federal and state courts in the Borough of Manhattan in the City of New York in any such suit, action or proceeding. The Placement Agent and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Federal or state courts in the Borough of Manhattan in the City of New York and agrees that service of process upon the Company mailed by certified mail to the Company’s address shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon the Placement Agent mailed by certified mail to the Placement Agent’s address shall be deemed in every respect effective service process upon the Placement Agent, in any such suit, action or proceeding. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

Section 14     ENTIRE AGREEMENT/MISC. This Agreement (including the attached Indemnification Provisions) embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings, relating to the subject matter hereof. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect or any other provision of this Agreement, which will remain in full force and effect. This Agreement may not be amended or otherwise modified or waived except by an instrument in writing signed by both the Placement Agent and the Company. The representations, warranties, agreements and covenants contained herein shall survive the Closing of the Placement and delivery and/or exercise of the Securities, as applicable. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or a .pdf format file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or .pdf signature page were an original thereof. The Company agrees that the Placement Agent may rely upon, and each is a third party beneficiary of, the representations and warranties, and applicable covenants set forth in any such purchase, subscription or other agreement with the Purchasers in the Placement. All amounts stated in this Agreement are in US dollars unless expressly stated.

Section 15     NOTICES. All notices and communications hereunder shall be in writing and mailed or delivered or by email if subsequently confirmed in writing, and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is sent to the email address specified on the signature pages attached hereto prior to 6:30 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is sent to the email address on the signature pages attached hereto on a day that is not a business day or later than 6:30 p.m. (New York City time) on any business day, (c) the third business day following the date of mailing, if sent by U.S. internationally recognized air courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows: [ ]

[The remainder of this page has been intentionally left blank.]

Please confirm that the foregoing correctly sets forth our agreement by signing and returning to the Placement Agent the enclosed copy of this Agreement.

Very truly yours,

MAXIM GROUP LLC

By:
Name:
Title:

Accepted and Agreed to as of

the date first written above:

BLUE SPHERE CORPORATION

By:
Name: Shlomo Palas
Title: Chief Executive Officer

Schedule i

Other Written Communications

None.

SCHEDULE II

Lock-up Signatories

Name
Holders of more than 5% of capital stock:
1.	[Lazarus Management Company LLC]
2.	Auto Transtech Inc.
Directors
3.	Joshua Shoham
4.	Yigal Brosh
5.	Shimon Erlichman
6.	Lyron Bentovim
7.	David A. Doctor
Officers
8.	Shlomo Palas
9.	Roy Amitzur
10.	Ran Daniel
11.	Elad Kerner